_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 23, 1996



                           MORGAN STANLEY GROUP INC.
            (Exact name of registrant as specified in its charter)



          Delaware                   1-9085                   13-2838811

 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


      Registrant's telephone number, including area code: (212) 761-4000

_____________________________________________________________________________


Item 7(c).  Exhibits

8.2 Tax Opinion of Davis Polk & Wardwell, dated January 23, 1996, relating to the registrant's Mandatorily Exchangeable Notes due February 2, 1998, mandatorily exchangeable for shares of common stock of Citicorp, as described in Pricing Supplement No. 33 dated January 23, 1996 to the Prospectus Supplement dated March 29, 1995 and the Prospectus dated March 29, 1995 related to Registration Statement No. 33-57833.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MORGAN STANLEY GROUP INC.
                                             Registrant



                                             /s/ Patricia A. Kurtz
                                             ______________________
                                             Patricia A. Kurtz
                                             Assistant Secretary


Date:    January 30, 1996



                               Index to Exhibits
                               _________________

Exhibit No.                      Description
__________                       ___________

   8.2 Tax Opinion of Davis Polk & Wardwell, dated January 23, 1996, relating to the registrant's Mandatorily Exchangeable
                                 Notes due February 2, 1998, mandatorily
                                 exchangeable for shares of common stock of Citicorp, as described in Pricing Supplement No. 33 dated January 23, 1996 to the Prospectus Supplement dated March 29, 1995 and the Prospectus dated March 29, 1995 related to Registration Statement No. 33-57833.



                                                                 Exhibit 8.2

                           DAVIS POLK & WARDWELL
                           450 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10017


                                (212) 450-4571


                                             January 23, 1996



Morgan Stanley Group Inc.
1585 Broadway
New York, NY 10036


         Re:  Morgan Stanley Group Inc. Mandatorily
              Exchangeable Notes Due February 2, 1998
              _______________________________________

Dear Sirs:
         We have acted as special tax counsel for Morgan Stanley Group Inc. (the "Company") in connection with the issuance of the Company's $100,000,000 aggregate principal amount of Mandatorily Exchangeable Notes due February 2, 1998, mandatorily exchangeable for shares of common stock of Citicorp (the "Notes"). In our opinion, the discussion set forth under the caption "United States Federal Taxation" in the pricing supplement dated January 23, 1996 relating to the Notes (the "Pricing Supplement"), to the extent such discussion contains legal conclusions, constitutes an accurate statement of current United States Federal income tax law, subject to the limitations noted in such discussion or incorporated therein by reference.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement relating to the offering of the Notes. We also consent to the use of our name under the caption "United States Federal Taxation" in the Pricing Supplement.

                                 Very truly yours,


                                 Davis Polk & Wardwell